UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 31, 2004


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of registrant as specified in charter)


          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

                              ---------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 31, 2004, Texas Instruments Automotive Sensors and Controls San Jose Inc. was merged with and into Texas Instruments Incorporated.

ITEM 9.01. Exhibits

Designation of
Exhibit in
this Report         Description of Exhibit
------------        ----------------------

    3(i) Attached hereto as Exhibit 3(i) and incorporated herein by reference is a Certificate of Ownership and Merger
                   Merging Texas Instruments Automotive Sensors and Controls San Jose Inc. with and into Texas Instruments Incorporated.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

-    Losses or curtailments of purchases from key customers;

- The timing and amount of distributor and other customer inventory adjustments;

- The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Natural events such as severe weather and earthquakes in the locations in which TI, its customers or its suppliers operate;

- Availability and cost of raw materials and critical manufacturing equipment;

- Changes in the tax rate applicable to TI as a result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, and the ability to realize deferred tax assets;

-    TI's ability to recruit and retain skilled personnel; and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TEXAS INSTRUMENTS INCORPORATED



Date:  November 15, 2004                 By: /s/ CYNTHIA H. HAYNES
                                            --------------------------
                                            Cynthia H. Haynes
                                            Vice President
                                            and Assistant Secretary

                                                                  Exhibit 3(i)
                                                                  ------------

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
         TEXAS INSTRUMENTS AUTOMOTIVE SENSORS AND CONTROLS SAN JOSE INC.
                                  WITH AND INTO
                         TEXAS INSTRUMENTS INCORPORATED

                     (PURSUANT TO SECTION 253 OF THE GENERAL
                  CORPORATION OF LAW OF THE STATE OF DELAWARE)

     Texas Instruments Incorporated, a Delaware corporation (the "Company"), does hereby certify that:

     FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

     SECOND: The Company owns 100% of the outstanding shares of each class of capital stock of Texas Instruments Automotive Sensors and Controls San Jose Inc., a Delaware corporation (the "Subsidiary").

     THIRD: The Company, by the following resolutions of its Board of Directors, duly adopted on October 21, 2004, authorized and approved the merger of the Subsidiary with and into the Company on the terms and conditions set forth in such resolutions:

     RESOLVED, that the Board of Directors of the Company has deemed it advisable that Texas Instruments Automotive Sensors and Controls San Jose Inc. (the "Subsidiary") be merged with and into the Company pursuant to
     Section 253 of the General Corporation Law of the State of Delaware; and it is

     FURTHER RESOLVED, that the Subsidiary be merged with and into the Company (the "Merger"); and it is

     FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is

     FURTHER RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is

     FURTHER RESOLVED, that the appropriate officers of the Company be and they hereby are authorized and directed to make, execute and acknowledge, in the name and under the corporate seal of the Company, a Certificate of Ownership and Merger for the purpose of effecting the Merger (the "Certificate of Ownership and Merger") and to file the same in the office of the Secretary of State of the State of Delaware and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger; and it is

     FURTHER RESOLVED, that the Merger shall be effective on October 31, 2004; and it is

     FURTHER RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized on behalf of the Company to do all things and to take any other actions in furtherance of the foregoing resolutions as such officer may deem necessary or appropriate.

     FOURTH: The merger of the Subsidiary with and into the Company shall be effective as of October 31, 2004.


          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed this 25th day of October, 2004.

                              TEXAS INSTRUMENTS INCORPORATED



                              By:  /s/ DANIEL M. DRORY
                                   --------------------
                                  Name: Daniel  M.  Drory
                                  Office: Assistant  Secretary